MERRILL LYNCH LIFE INSURANCE COMPANY Merrill Lynch Life Variable Annuity Separate Account D Supplement dated November 12, 2009 to the Prospectus for MERRILL LYNCH IRA ANNUITY (Dated May 1, 2009)	ML LIFE INSURANCE COMPANY OF NEW YORK ML of New York Variable Annuity Separate Account D Supplement dated November 12, 2009 to the Prospectus for MERRILL LYNCH IRA ANNUITY (Dated May 1, 2006)
This supplement updates the Prospectuses for the Merrill Lynch IRA Annuity® (the “IRA Annuity”) issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your IRA Annuity Prospectus for your reference.
Effective following the close of business on November 12, 2009, the subaccount investing in the Advisor Overseas Fund of the Fidelity Advisor Series VIII (“Advisor Overseas Fund”) will be closed to further allocations of premium payments and contract value.
If you have any amount in the Advisor Overseas Fund subaccount on November 12, 2009, you may do the following (subject to the terms and conditions contained in the prospectus):
•	transfer amounts out of the Advisor Overseas Fund subaccount into other subaccounts;

•	withdraw amounts from the Advisor Overseas Fund subaccount; and

•	maintain your current investment in the Advisor Overseas Fund subaccount.
Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or rebalancing program) directing us to invest in the Advisor Overseas Fund subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into that subaccount.
As always, the availability of any subaccount as an investment option, including the Advisor Overseas Fund subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.
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If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549, or write the Service Center at 4333 Edgewood Road NE, Cedar Rapids, IA 52499.